UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 24, 2017

DELTA TUCKER HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-173746	27-2525959
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1700 Old Meadow Road
McLean, Virginia 22102
(Address of Principal Executive Offices)
(571) 722-0210
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Redemption of Senior Unsecured Notes

On March 24, 2017, DynCorp International (“we” or “DynCorp International”), a wholly owned subsidiary of Delta Tucker Holdings, Inc., issued a conditional notice of full redemption to holders of its outstanding 10.375% Senior Notes due 2017 (CUSIP No. 26817CAB7), originally issued on July 7, 2010 (the “Senior Unsecured Notes”). All of the $39.3 million outstanding principal amount of the Senior Unsecured Notes will be redeemed. The redemption price will be 100% of the principal amount, plus accrued and unpaid interest to but not including the redemption date of April 24, 2017 (unless delayed as set forth below). The redemption of the Senior Unsecured Notes is conditioned on DynCorp International’s receipt of proceeds of equity and/or debt financings and/or capital contributions sufficient to pay the full redemption price. The redemption of the Senior Unsecured Notes may be delayed until such time as the condition is satisfied or may be rescinded if the condition is not satisfied by the redemption date.

This Current Report on Form 8-K is not an offer to buy, or a notice of redemption with respect to, the Senior Unsecured Notes or any other securities.

Cerberus Support Letter
On March 24, 2017, DynCorp International received a support letter (the “Support Letter”) from affiliates of Cerberus Capital Management, L.P. (together with such affiliates, “Cerberus”). In the Support Letter, Cerberus committed to fund the redemption price for the Senior Unsecured Notes on or before May 5, 2017 with the proceeds of new equity or capital contributions (the “New Financing”). The Support Letter is irrevocable and unconditional, except in the limited circumstances of a material adverse change in the operations, liabilities or financial condition of DynCorp International and its subsidiaries, taken as a whole, as a result of pending or threatened claims, litigation or judgments between the date of the Support Letter and May 5, 2017 in excess of any accruals or reserves reflected in DynCorp International’s audited financial statements as of December 31, 2016. DynCorp International expects that the proceeds of the New Financing will be used to pay the redemption price for the Senior Unsecured Notes.

Cautionary Note Regarding Forward Looking Statements
This Current Report on Form 8-K and Exhibit 99.1 may contain forward-looking statements regarding future events and our future results that are subject to the safe harbors created by the Private Securities Litigation Reform Act of 1995 under the Securities Act and the Exchange Act. Without limiting the foregoing, the words “believes,” “thinks,” “anticipates,” “plans,” “expects” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties. Statements regarding the amount of our backlog, estimated total contract values, and 2016 outlook are other examples of forward-looking statements. We caution that these statements are further qualified by important economic, competitive, governmental, international and technological factors that could cause our business, strategy, projections or actual results or events to differ materially, or otherwise, from those in the forward-looking statements. These factors, risks and uncertainties include, among others, the following: our substantial level of indebtedness, our ability to refinance or amend the terms of that indebtedness, and changes in availability of capital and cost of capital; the ability to refinance with subordinated indebtedness, or pay with proceeds of new equity or capital contributions, the Senior Unsecured Notes before May 8, 2017; the ability to refinance, amend or generate sufficient cash to repay our indebtedness, including any future indebtedness, which may force us to take other actions to satisfy our obligations under our indebtedness, which may not be successful; the future impact of mergers, acquisitions, divestitures, joint ventures or teaming agreements; the outcome of any material litigation, government investigation, audit or other regulatory matters; restatement of our financial statements causing credit ratings to be downgraded or covenant violations under our debt agreements; policy and/or spending changes implemented by the Trump Administration, any subsequent administration or Congress, including any further changes to the sequestration that the United States Department of Defense is currently operating under; termination or modification of key U.S. government or commercial contracts, including subcontracts; changes in the demand for services that we provide or work awarded under our contracts, including without limitation, the International Narcotics and Law Enforcement Affairs, Office of Aviation ("INL Air Wing") and Logistics Civil Augmentation Program IV contracts; the outcome of future extensions on awarded contracts; the outcome of re-competes on existing programs, including but not limited to the ultimate outcome of the recompete process on the INL Air Wing program; changes in the demand for services provided by our joint venture partners; changes due to pursuit of new commercial business in the U.S. and abroad; activities of competitors and the outcome of bid protests; changes in significant operating expenses; impact of lower than expected win rates for new business; general political, economic, regulatory and business conditions in the U.S. or in other countries in which we operate; acts of war or terrorist activities, including cyber security threats; variations in performance of financial markets; the inherent difficulties of estimating future contract revenue and changes in anticipated revenue from indefinite delivery, indefinite quantity contracts and indefinite quantity contracts; the timing or magnitude of any award, performance or incentive fee granted under our government contracts; changes in expected percentages of future revenue represented by fixed-price and time-and-materials contracts, including increased competition with respect to task orders subject to such contracts; decline in the estimated fair value of a reporting unit resulting in a goodwill impairment and a related non-cash impairment charged against earnings; changes in underlying assumptions, circumstances or estimates that may have a material adverse effect upon the profitability of one or more contracts and our performance; changes in our tax provisions or exposure to additional income tax liabilities that could affect our profitability and cash flows; uncertainty created by management turnover; termination or modification of key subcontractor performance or delivery; the ability to receive timely payments from prime contractors where we act as a subcontractor; and statements covering our business strategy, those described in “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on March 30, 2016, and our most recent Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016, filed with the SEC on November 14, 2016, other risks detailed from time to time in our reports filed with the SEC and other risks detailed from time to time in our reports posted to our website or made available publicly through other means. Accordingly, such forward-looking statements do not purport to be predictions of future events or circumstances and therefore, there can be no assurance that any forward-looking statements contained herein will prove to be accurate. We assume no obligation to update the forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements. The Company’s actual results could differ materially from those contained in the forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2017	DELTA TUCKER HOLDINGS, INC.

/s/ William T. Kansky
William T. Kansky
Senior Vice President and Chief Financial Officer